SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                       July 15, 1998 (July 15, 1998)
           ______________________________________________________
              Date of report (Date of earliest event reported)


                          All Star Gas Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


           Missouri              1-11393                 43-1494323
       ______________     _____________________      __________________
       (State of          (Commission File No.)      (IRS Employer
       Incorporation)                                Identification No.)


                                P.O. Box 303
                         119 West Commercial Street
                          Lebanon, Missouri  65536
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)


                               (417) 532-3103
       _____________________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


























 Item 5.   Other Events.

           A copy of the press release issued by All Star Gas Corporation on July 15, 1998 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.


      (c)  Exhibits

           99.1          Press Release issued by All Star Gas
                         Corporation on July 15, 1998



















































                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  July 15, 1998

                                    ALL STAR GAS CORPORATION


                                    By: /s/ Valeria Schall
                                       ----------------------------
                                    Name:  Valeria Schall

                                    Title: Executive Vice President



















































                                  EXHIBIT INDEX


 Exhibit No.              Description

 99.1                Press Release issued by All Star Gas Corporation on
                     July 15, 1998